UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2016

Date of Report (Date of earliest event reported)

GREEN VISION BIOTECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55210	98-1060941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 W. Rio Salado Parkway, Suite 215 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(480) 339-0181

Registrant’s telephone number, including area code

________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Through October 6, 2016, the LBB & Associates Ltd., LLP (“LBB”) was the independent registered public accounting firm of Green Vision Biotechnology Corp. (previously known as Vibe Wireless Corp.) (the "Company"). On October 7, 2016, the Company notified LBB that it was dismissing LBB as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved this action.

Other than an explanatory paragraph included in LBB’s audit report for the Company's fiscal years ended January 31, 2016 and 2015, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of LBB on the Company's financial statements for fiscal years ended January 31, 2016 and 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended January 31, 2016 and 2015 and through October 6, 2016, there were no disagreements (as defined in item 304 of Regulation S-K) with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

The Company furnished LBB with a copy of this disclosure on October 7, 2016, providing LBB with the opportunity to furnish the Company with a letter addressed to the Commission stating whether they agree with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which they do not agree. A copy of LBB letter addressed to the Commission is filed as Exhibit 16.1 to this Report.

(b) On October 7, 2016, the Company engaged Zhen Hui Certified Public Accountants, with offices located in Hong Kong (“Zhen Hui”) as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended January 31, 2016, and then through October 6, 2016 neither the Company nor anyone acting on its behalf consulted with Zhen Hui regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Zhen Hui on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with LBB or a reportable event with respect to LBB.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

Ex. No.	Date	Document

16.01	October 7, 2016	LBB & Associates Ltd., LLP Letter addressed to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN VISION BIOTECHNOLOGY CORP.

Date: October 10, 2016

By:	/s/ Edward Mooney
Name:	Edward Mooney
Title:	President

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